UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

Park Sterling Corporation
 (Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On November 10, 2011, James C. Cherry, Chief Executive Officer and David L. Gaines, Chief Financial Officer of Park Sterling Corporation (the “Registrant”) will participate in the Sandler O’Neill & Partners 2011 East Coast Financial Services Conference in Aventura, Florida. A copy of the slide package prepared for use by executive management for this presentation is furnished as Exhibit 99.1 to this report. The information in the presentation is presented as of the date hereof, and the Registrant does not assume any obligation to update such information in the future. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Slide Package prepared for use in connection with the presentation at the Sandler O’Neill & Partners 2011 East Coast Financial Services Conference on November 10, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2011

PARK STERLING CORPORATION

By: /s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Slide Package prepared for use in connection with the presentation at the Sandler O’Neill & Partners 2011 East Coast Financial Services Conference on November 10, 2011.

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